SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))

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[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                    UMB Scout Capital Preservation Fund, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                    UMB SCOUT CAPITAL PRESERVATION FUND, INC.

                        IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special meeting of shareholders to be held in Kansas City, Missouri on May 30, 2001. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Directors' recommendations.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL THE FUND TOLL-FREE AT 1-800-996-2862.



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UMB SCOUT CAPITAL PRESERVATION FUND, INC.
KANSAS CITY, MISSOURI

Dear Fellow Shareholders:

          I am writing to request that you consider and vote on several matters relating to your investment in UMB Scout Capital Preservation Fund, Inc. to be considered at a Special Meeting of Shareholders to be held in Kansas City, Missouri on May 30, 2001.

          The Fund's Board of Directors is proposing to modify the Fund's investment policies such that the Fund will invest primarily in equity securities of companies principally engaged in energy-related businesses. Management believes that this change will be in the best interests of Fund shareholders and will further the Fund's current objective of long-term capital growth. If the proposal is approved, the name of the Fund will be changed to the UMB Scout Energy Fund.

          In addition, the Board is recommending that you vote to reclassify the Fund's general investment policies as non-fundamental, so that the Board can modify the investment policies in the future, without first seeking a shareholder vote. The Fund's investment objective and certain investment restrictions would continue to be fundamental policies, and therefore, could only be changed with shareholder approval.

          Finally, the Board is proposing that the Fund be reorganized as a series of a Delaware business trust, because Delaware law permits a less complicated structure and allows greater flexibility in a mutual fund's business operations.

          The proxy statement uses a question-and-answer format designed to provide you with a simple and concise explanation of certain issues. Although much of the information in the proxy statement is technical and required by the various regulations that govern the Fund, we hope that this format will be helpful to you.

          Your vote is important to the Fund. Thank you in advance for considering these issues and for promptly returning your proxy card.


                                                Sincerely,



                                                William C. Tempel
                                                Chairman


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                    UMB SCOUT CAPITAL PRESERVATION FUND, INC.
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 30, 2001

          A Special Meeting of Shareholders of UMB Scout Capital Preservation Fund, Inc. will be held at the Fund's offices at 1010 Grand Boulevard, Kansas City, Missouri at 10:00 a.m. (Central Time) on May 30, 2001.

          During the Meeting, shareholders of the Fund will vote on the following Proposals:

          1. To approve a change in the Fund's investment policies to provide that the Fund will normally invest at least 80% of its assets in equity securities of companies principally engaged in energy-related businesses.

          2. To approve the reclassification of the Fund's general investment policies as non-fundamental policies, so that they can be modified by the Board in the future without a shareholder vote.

          3. To approve the reorganization of the Fund from a Maryland corporation to a series of a Delaware business trust.

          The Board of Directors has fixed March 20, 2001 as the record date for determination of shareholders entitled to vote at the Meeting.

          Please note that a separate vote is required for each Proposal.

                                        By Order of the Board of Directors,



                                        Martin A. Cramer
                                        Secretary
Kansas City, Missouri
May 4, 2001

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PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS
OF THE NUMBER OF SHARES YOU OWN.
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                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

PROXY STATEMENT

Information About Voting...................................................

Proposal 1: Conversion of the Fund into UMB Scout Energy Fund..............

Proposal 2: Reclassification of the Fund's investment policies as non-fundamental ..........................................

Proposal 3: Reorganization of the Fund into a Delaware business trust......

EXHIBITS

Exhibit A:  Proposed Investment Policies for UMB Scout Energy Fund.........

Exhibit B:  Form of Agreement and Plan of Reorganization...................

Exhibit C:  Comparison of Delaware business trusts and Maryland corporations ................................................



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                    UMB SCOUT CAPITAL PRESERVATION FUND, INC.

                                 PROXY STATEMENT

WHO IS ASKING FOR MY VOTE?

The Board of Directors of UMB Scout Capital Preservation Fund, Inc. (the "Fund") is requesting your vote on several matters to be considered in connection with the Special Meeting of Shareholders of the Fund to be held on May 30, 2001, or any adjournments thereof (the "Meeting").

ON WHAT ISSUES AM I BEING ASKED TO VOTE?

You are being asked to approve a proposal to convert the Fund into an energy fund, a proposal to reclassify the Fund's general investment policies as non-fundamental policies, and a proposal to change the Fund's form of organization from a Maryland corporation to a series of a Delaware business trust.

HOW WILL THE PROPOSED CHANGES AFFECT THE FUND AND MY INVESTMENT?

The conversion of the Fund into an energy fund will change the Fund's current investment focus. Specifically, the Fund would seek to achieve its objective by investing, under normal circumstances, at least 80% of its assets in equity securities of companies that are engaged in energy-related businesses. Such companies' activities are typically geared towards oil, gas, electricity, coal, nuclear and solar power. While management and the Fund's investment adviser believe that changing the Fund's focus will serve the best interests of the Fund and its shareholders and further the Fund's objective of long-term growth of capital, the Fund will be susceptible to factors and events affecting the energy sector.

The proposed reclassification of the Fund's general investment policies as non-fundamental will enable the Board of Directors to modify investment policies in the future, without seeking a shareholder vote. The Fund's investment objective and certain investment restrictions will remain matters of fundamental policy that cannot be changed without a shareholder vote.

The proposed reorganization into a Delaware business trust will not affect your investment or the way the Fund is managed. In fact, the change will permit the Fund to operate under a law that is more favorable to mutual funds, thus allowing the Fund to operate more efficiently. You should bear in mind, however, that the newly organized fund is intended to operate as an energy fund.

This proxy statement describes in further detail the benefits and risks associated with each proposal.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on March 20, 2001 are entitled to vote at the Meeting. Each share of record is entitled to one vote and each fractional share of record is entitled to the corresponding fractional vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about May 7, 2001.

HOW DO THE DIRECTORS RECOMMEND THAT I VOTE?

The Directors unanimously recommend that you vote FOR each of the proposals.


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HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

You may attend the Meeting and vote in person, or you may complete and return the enclosed proxy card. Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you simply sign and date the proxy card, but do not specify any vote for a Proposal, your shares will be voted FOR that Proposal.

MAY I REVOKE MY PROXY?

You may revoke your proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the Fund; (2) forwarding to the Fund a later-dated proxy card that is received by the Fund at or prior to the Meeting; or (3) attending the Meeting and voting in person.



  PROPOSAL 1: TO APPROVE A CHANGE IN THE FUND'S INVESTMENT POLICIES TO PROVIDE
    THAT THE FUND WILL NORMALLY INVEST AT LEAST 80% OF ITS ASSETS IN EQUITY SECURITIES OF COMPANIES PRINCIPALLY ENGAGED IN ENERGY-RELATED BUSINESSES.

WHY IS THE BOARD PROPOSING TO CHANGE THE FUND'S INVESTMENT FOCUS TO THAT OF AN ENERGY FUND?

Over the past year, the U.S. economy has shown signs of slowing. Many have theorized that the country may be slipping into a recessionary period. In this environment, the Fund's adviser, UMB Bank, n.a., has structured the Fund's portfolio in a manner designed to both meet the Fund's objective and preserve shareholders' investments. To that end, the adviser has invested close to 60% of the Fund's assets in equities and 25% in fixed-income securities. The adviser has allocated the Fund's remaining assets to buying reserves to enable the Fund to purchase equities as the economy's outlook improves. Of the Fund's assets that are invested in equities, the adviser has allocated a significant portion in companies in the energy sector.

Prices of natural resources such as crude oil, natural gas and gasoline have soared to record levels. However, the stocks of certain companies in the energy sector have not appreciated in value to the extent that the adviser would expect under such circumstances. Despite the lack of response in the stocks of such companies thus far, the adviser believes that the future outlook for the energy sector remains positive. To begin, as other major world economies continue to improve, foreign demand for natural resources should offset the slowing of the domestic economy. Further, should the domestic economy continue to slow, it is likely that the U.S. currency, the currency in which most major commodities are traded, will weaken in comparison to other world currencies. Accordingly, this possible decrease in the value of the U.S. dollar may result in lower prices for natural resources for foreign purchasers and prove beneficial for natural resource-based companies and their stocks.

Management of the Fund and the adviser believe that allowing the Fund to focus on the energy sector is consistent with the Fund's long-term growth of capital objective and will be in the best interests of the Fund and its shareholders. If this proposal is approved, the Fund's name will be changed to "UMB Scout Energy Fund." A prospectus supplement describing the proposed principal investment policies and risks of the UMB Scout Energy Fund is attached as Exhibit A.

IN WHAT TYPES OF COMPANIES WOULD THE FUND BE PERMITTED TO INVEST?

If shareholders approve the proposed changes in the Fund's investment policies, the Fund would be required, under normal circumstances, to invest at least 80% of its assets in equity securities of companies

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principally engaged in energy-related businesses. These businesses would include the conventional areas of oil, gas, electricity and coal, as well as newer sources of energy such as nuclear, geothermal, oil shale and solar power. The types of energy-related companies in which the Fund would generally invest would include integrated international and domestic oil companies, energy research companies, exploration companies, production companies, service companies, distribution companies, companies involved in the manufacturing and distribution of alternative forms of energy sources, and companies engaged in energy conservation and pollution control. The Fund's equity investments would be made up primarily of common stocks, and may also include preferred stocks and securities that may be converted into or exchanged for common stocks.

There currently is no limit to the Fund's ability to invest in foreign securities, although the Fund historically has engaged in very little foreign investing. The proposed investment limitations will limit the Fund's foreign investments to no more than 50% of total assets.

WHAT ARE THE RISKS INVOLVED IN CHANGING THE FUND'S POLICIES?

The proposed changes in investment policies are not intended to significantly affect the way in which UMB Bank, n.a. manages the Fund. However, the Fund will be exposed to certain additional risks. For example, since the Fund will be highly concentrated in companies engaged in energy-related businesses, it may be particularly sensitive to changes in the general stock market and other economic conditions or developments affecting that industry. Securities of energy companies may experience greater price volatility than securities of other companies as a result of the volatility of the prices for certain raw materials and the instability of supplies for certain materials. In addition, certain energy-related commodities are subject to limited pricing flexibility because of supply and demand factors. The Fund is therefore likely to be much more volatile than a fund that is exposed to a greater variety of industries, especially over the short term.

After considering the factors discussed above, the Board concluded that it is in the best interests of the Fund, and would best serve shareholder interests and enable the Fund to take advantage of profitable investment opportunities, if the Fund is permitted to invest the bulk of its assets in companies engaged in the energy business.

WHAT VOTE IS REQUIRED TO APPROVE THE CHANGE IN THE FUND'S INVESTMENT POLICIES?

Provided that a quorum is present, the approval of the proposed changes in the Fund's investment policies requires the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU APPROVE PROPOSAL 1.



  PROPOSAL 2: TO APPROVE THE RECLASSIFICATION OF THE FUND'S GENERAL INVESTMENT
   POLICIES AS NON-FUNDAMENTAL POLICIES, SO THAT THEY CAN BE MODIFIED BY THE
                BOARD IN THE FUTURE WITHOUT A SHAREHOLDER VOTE.

HOW ARE THE FUND'S INVESTMENT POLICIES PRESENTLY CLASSIFIED?

Since the Fund's inception, its investment objective, general policies and certain investment restrictions have been classified as matters of fundamental policy. Under the Investment Company Act of 1940, as

                                       3
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amended  (the "1940  Act"),  a  "fundamental"  policy may not be modified by the
Fund's Board of Directors without the approval of a majority of the Fund's outstanding shares.

WHAT ARE THE PROPOSED CHANGES IN THE CLASSIFICATION OF POLICIES?

Shareholders are being asked to approve the reclassification of all of the Fund's general investment policies as non-fundamental. The Fund's investment objective, which is long-term growth of capital, will remain a matter of fundamental policy, and there are currently no plans or proposals to change this objective.

The Fund's general investment policies govern the manner in which the Fund seeks to achieve its objective, by setting forth the types of securities that may be bought and sold by the Fund, as well as the various strategies, techniques or approaches that will be employed by the Fund's adviser when selecting investments for the Fund. These policies are set forth in the Fund's Prospectus and Statement of Additional Information.

WHY IS THE BOARD PROPOSING TO RECLASSIFY THE GENERAL INVESTMENT POLICIES AS NON-FUNDAMENTAL?

The proposal to reclassify the Fund's general investment policies as non-fundamental will provide the Board with the flexibility in the future to modify the Fund's investment policies without the costs and delays associated with holding a shareholder meeting. This flexibility will enable Fund management to respond quickly to circumstances that the adviser and Fund management believe warrant changes in the types of investments, strategies or approaches that are used to seek the Fund's investment objective. Any changes to the investment policies that are approved by the Board would be reflected in the Fund's Prospectus or other disclosure documents.

The 1940 Act generally does not require investment policies to be matters of fundamental policy, except in certain specified areas such as borrowing, diversification, concentration of investments in certain industries and issuing senior securities. The Fund's policies relating to these areas are set forth in specific investment restrictions that are matters of fundamental policy, and no changes to those restrictions are proposed.

Fund management and the Board believe that it would benefit shareholders and the Fund if the general investment policies were reclassified as non-fundamental. The proposal is also consistent with the approach used in recent years when creating new UMB Scout Funds, where the investment policies are generally classified as non-fundamental, except for those policies required to be fundamental under the 1940 Act.

WHAT VOTE IS REQUIRED TO APPROVE THE CHANGE IN THE FUND'S INVESTMENT POLICIES?

Provided that a quorum is present, the approval of the proposed reclassification of the Fund's investment policies requires the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU APPROVE PROPOSAL 2.

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     PROPOSAL 3: TO APPROVE THE REORGANIZATION OF THE FUND FROM A MARYLAND
              CORPORATION TO A SERIES OF A DELAWARE BUSINESS TRUST.

WHAT WILL THE REORGANIZATION MEAN FOR THE FUND AND ITS SHAREHOLDERS?

The Board of Directors recommends that you approve a change in the organization of the Fund from a Maryland corporation to a series of a Delaware business trust. This proposed change will be referred to in this proxy statement as the "Reorganization." The Board of Directors has approved an Agreement and Plan of Reorganization (the "Plan"), substantially in the form attached to this proxy statement as Exhibit B. The Plan provides for the Reorganization, which involves the continuation of the Fund (referred to in this Proposal as the "MD Corporation") in the form of a newly created series of UMB Scout Funds, a Delaware business trust (referred to in this Proposal as the "DE Trust"). The series of the DE Trust is named "UMB Scout Energy Fund" (referred to in this Proposal as the "DE Series").

The DE Series will have the same investment objective, policies and restrictions as the MD Corporation. This means that the DE Series' investment policies will reflect the results of the shareholders' vote on Proposals 1 and 2 of this proxy statement, if those proposals are approved. The Directors, officers and employees will be the same (although Directors of a Delaware business trust are called Trustees), and will operate the DE Series in the same manner as they previously operated the MD Corporation. On the closing date of the Reorganization, you will hold an interest in the DE Series that is equivalent to your interest in the MD Corporation. Essentially, your investment will not change, and the Reorganization will have no material impact on your economic interests as a shareholder.

WHY ARE THE DIRECTORS RECOMMENDING THAT I APPROVE THE REORGANIZATION?

The Directors have determined that mutual funds formed as Delaware business trusts have certain advantages over those funds organized as Maryland corporations. Delaware law contains provisions specifically designed for mutual funds, which take into account their unique structure and operations. Under Delaware law, funds are able to simplify their operations by reducing administrative burdens. Delaware law allows greater flexibility in drafting a fund's governing documents, which can result in greater efficiencies of operation and savings for a fund and its shareholders. For example, a fund organized as a Delaware business trust can structure its governing documents to enable it to more easily obtain desired Board or shareholder approvals, and can potentially accomplish certain actions, such as Fund reorganizations or liquidations, without first seeking shareholder approval. Furthermore, there is a well-established body of corporate legal precedent that may be relevant in deciding issues pertaining to both the DE Series and the DE Trust.

The governing documents of the DE Trust are state-of-the-art documents that incorporate all of the advantages available under Delaware law. A comparison of the Delaware business trust law and the Maryland General Corporation law, and a comparison of the relevant provisions of the governing documents of the DE Trust and the MD Corporation, are included in Exhibit C, which is entitled, "Comparison of Delaware Business Trusts and Maryland Corporations."

The Reorganization also would increase uniformity among the UMB Scout Funds family, since the Delaware business trust form has been chosen for new UMB Scout Funds that have been created over the past few years. Increased uniformity among the funds, many of which share common Directors/Trustees, officers and service providers, is expected to reduce the costs and resources needed to comply with state corporate laws, and also reduce administrative burdens.

For these reasons, the Directors believe that it is in the best interests of the shareholders to approve the Reorganization.

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

WHAT ARE THE PROCEDURES AND CONSEQUENCES OF THE REORGANIZATION?

Upon completion of the Reorganization, the DE Trust, on behalf of the DE Series, will continue the business of the MD Corporation and the DE Series will have the same investment objective and policies as exist on the date of the Reorganization, and will hold the same portfolio of securities previously held by the MD Corporation. The DE Series will be operated under substantially identical overall management, investment management, distribution and administrative arrangements as those of the MD Corporation.

The DE Series was created solely for the purpose of becoming the successor fund to, and carrying on the business of, the MD Corporation. To accomplish the Reorganization, the Plan provides that the MD Corporation will transfer all of its portfolio securities and any other assets, subject to its liabilities, to the DE Trust on behalf of the DE Series. In exchange for these assets and liabilities, the DE Trust, on behalf of the DE Series, will issue DE Series shares to the MD Corporation, which will then distribute those shares pro rata to you as a shareholder of the MD Corporation. Through this procedure you will receive exactly the same number and dollar amount of shares of the DE Series as you previously held in the MD Corporation. The net asset value of each share of the DE Series will be the same as that of the MD Corporation on the date of the Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the MD Corporation that you may have had as of the effective date of the Reorganization. As soon as is practicable after the date of the Reorganization, the MD Corporation will be dissolved and will go out of existence.

The Directors may terminate the Plan and abandon the Reorganization at any time prior to the effective date of the Reorganization if they determine that such actions are in the best interests of the MD Corporation's shareholders. If the Reorganization is not approved, or if the Directors abandon the Reorganization, the MD Corporation will continue to operate as a corporation under the laws of the State of Maryland.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE CURRENT INVESTMENT MANAGEMENT AGREEMENT?

As a result of the Reorganization, the DE Series will be subject to a new investment management agreement between the DE Trust, on behalf of the DE Series, and UMB Bank, n.a. The new management agreement will be substantially identical to the current management agreement between UMB Bank, n.a. and the MD Corporation, with the only differences being the name of the Fund and the effectiveness and termination dates. As with the original investment management agreement, the initial term of the proposed agreement will be two years.

WHAT IS THE EFFECT OF SHAREHOLDER APPROVAL OF THE REORGANIZATION?

Under the 1940 Act, the shareholders of a mutual fund must vote on the approval of any investment advisory or management agreement for the Fund. Theoretically, shareholders of a new fund such as the DE Series would need to vote on its investment advisory agreement to comply with the 1940 Act. However, it would be in the best interests of the shareholders to avoid the considerable expense of a separate shareholder meeting for the DE Trust to obtain this approval after the Reorganization. Therefore, the Directors have determined, consistent with SEC interpretive positions, that shareholder approval of the Reorganization will satisfy the requisite shareholder approval for the Plan contained in Exhibit B, and also, for purposes of the 1940 Act, constitute shareholder approval of a new investment management agreement between the DE Trust, on behalf of the DE Series, and UMB Bank, n.a., which is substantially identical to the investment management agreement currently in place for the MD Corporation.

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

Following shareholder approval of the Reorganization, the MD Corporation, as the sole shareholder of the DE Series, will vote its shares FOR the new investment management agreement described above. This action will enable the DE Trust to satisfy the shareholder approval requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

WHAT IS THE CAPITALIZATION AND STRUCTURE OF THE DE SERIES AND THE DE TRUST?

The DE Trust and DE Series were created on January 27, 2001 pursuant to Delaware law. The DE Trust has an unlimited number of shares of beneficial interest, all without par value. As of the effective date of the Reorganization, shares of the MD Corporation and the DE Series will have equal dividend and redemption rights, will be fully paid, non-assessable, freely transferable, and have no preemptive or subscription rights. Shares of both the DE Series and the MD Corporation will have equal voting and liquidation rights and have one vote per share. The DE Trust has the same fiscal year as the MD Corporation.

WHO WILL BEAR THE EXPENSES OF THE REORGANIZATION?

UMB Bank, n.a., not the Fund, will bear the expenses of the Reorganization.

ARE THERE ANY TAX CONSEQUENCES FOR SHAREHOLDERS?

Management expects that there is a reasonable likelihood that the Reorganization could be a taxable event for shareholders for federal income tax purposes. This means that shareholders other than retirement or other tax-advantaged accounts could owe federal income taxes on their portion of any undistributed income or gains of the Fund at the time of the reorganization, as well as on any gain reflected in the difference between the share price at the time of the Reorganization and their acquisition cost in their shares. In that case, shareholders would begin a new holding period in the shares after the date of the Reorganization. If at the time of the Reorganization, certain federal income tax requirements are satisfied, then management may be able to structure the transaction so that it is tax-free for federal income tax purposes, with the result that taxable shareholders would not recognize a resulting gain or loss. If the transaction were ultimately tax-free for federal income tax purposes, the basis of the shares in the DE Series received in the Reorganization would be the same as the basis of the shares in the MD corporation surrendered in the Reorganization, and the holding period of the shares in the DE Series received in the Reorganization would include the holding period of the shares in the MD Corporation.

WHAT IF I CHOOSE TO SELL MY SHARES AT ANY TIME?

A request to sell MD Corporation shares that is received and processed prior to the Reorganization will be treated as a redemption of shares of the MD Corporation. A request to sell shares that is received and processed after the Reorganization will be treated as a request for the redemption of the same number of shares of the DE Series.

WHAT IS THE EFFECT OF MY "YES" VOTE?

By voting "YES" to the Reorganization, you will be agreeing to become a shareholder of a mutual fund with the same investment objectives, policies and restrictions as your fund (as modified by Proposals 1 and 2, if they are approved), that is organized as a series of a Delaware business trust, with its Trustees, independent auditors, investment management agreement and other services already in place, and all such arrangements are substantially identical to those of the MD Corporation.

WHAT VOTE IS REQUIRED TO APPROVE THE REORGANIZATION OF THE FUND INTO THE DELAWARE BUSINESS TRUST?

Provided that a quorum is present, the reorganization of the Fund into a series of the Delaware business trust requires the affirmative vote of a majority of the shares of the Fund having voting power. This means that more than 50% of the Fund's outstanding shares must be voted in favor of the Reorganization.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU APPROVE PROPOSAL 3.



                      ADDITIONAL INFORMATION ABOUT THE FUND

INVESTMENT MANAGER. UMB Bank, n.a. serves as the Fund's investment manager. The Fund's Board has approved an agreement under which Scout Investment Advisors, Inc., a wholly-owned subsidiary of UMB Bank, n.a., will become the Fund's investment manager effective May 12, 2001. The address of Scout Investment Advisors, Inc. and UMB Bank, n.a. is 1010 Grand Boulevard, Kansas City, MO 64141.

FUND SERVICES. Under an agreement with UMB Bank, n.a., Jones & Babson, Inc., whose principal address is also BMA Tower, 700 Karnes Blvd., Kansas City, MO 64108, provides certain administrative services for the Fund. The Fund's Board has approved agreements under which Sunstone Financial Group, Inc. will take over the provision of fund administration, transfer agency and fund accounting services for the Fund. Sunstone Financial Group, Inc. is a wholly-owned subsidiary of UMB Bank, n.a. located at 803 W. Michigan Street, Suite A, Milwaukee, WI 53233.

DISTRIBUTOR. The distributor for the Fund is Jones & Babson, Inc., BMA Tower, 700 Karnes Blvd., Kansas City, MO 64108. The Board has approved an agreement under which Sunstone Distribution Services, LLC, 803 W. Michigan Street, Suite A, Milwaukee, WI 53233, will become the Fund's distributor.

CUSTODIAN. UMB Bank, n.a., 1010 Grand Boulevard, Kansas City, MO 64141, acts as custodian of the Fund's securities and other assets.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Fund's last audited financial statements and annual report, for the fiscal year ended June 30, 2000, and its semi-annual report dated December 31, 2000, are available free of charge. To obtain a copy, please call 1-800-996-2862 or in the Kansas City area 816-751-5900, or forward a written request to UMB Scout Funds, P.O. Box 219757, Kansas City, MO 64121-9757.

PRINCIPAL SHAREHOLDERS. As of March 20, 2001, the Fund had 121,028.92 shares outstanding and total net assets of $1,209,078.91. The following shareholders owned of record more than 5% of the Fund as of that date:

                 NAME                  SHARES OWNED          PERCENTAGE OF FUND
                 ----                  ------------          ------------------

UMB Bank, n.a. TTEE                     103,035.319               83.55976%
Various Fiduciary Capacities
Attention:  Ralph Santoro
928 Grand Boulevard--Floor 10
Kansas City, MO  64106-2008

UMB Financial Corp.                     10,698.280                8.67611%
Attention:  Tim Connealy
P. O. Box 419226
Kansas City, MO  64141-6226

From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding.

In addition, to the knowledge of the Fund's management, as of March 20, 2001, no Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Officers and Directors of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

               ADDITIONAL INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. The cost of soliciting proxies will be borne by UMB Bank. UMB Bank, n.a. reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, personal interviews or other means. The Fund does not reimburse Directors and officers of the Fund, or regular employees and agents of UMB Bank, n.a. involved in the solicitation of proxies. UMB Bank, n.a. intends to pay all costs associated with the solicitation and the Meeting.

In addition to solicitations by mail, some of the executive officers and employees of the Fund, UMB Bank, n.a. and its affiliates, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means.

Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that stock exchange rules permit the broker-dealers to vote on certain routine items to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

Quorum. A majority of the Fund's aggregate shares of stock outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Other Matters and Discretion of Persons Named in the Proxy. The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Fund's offices, BMA Tower, 700 Karnes Blvd., Kansas City, MO 64108, so they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

                                        By order of the Board of Directors,



                                        Martin A. Cramer
                                        Secretary

Dated:  May 4, 2001
Kansas City, Missouri

                                    EXHIBIT A

             PROPOSED INVESTMENT POLICIES FOR UMB SCOUT ENERGY FUND

INVESTMENT OBJECTIVE: The Fund's investment objective is to achieve long-term growth of capital.

INVESTMENT POLICIES: The Fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in equity securities of companies principally engaged in energy-related businesses. These businesses include the conventional areas of oil, gas, electricity, and coal, as well as newer sources of energy such as nuclear, geothermal, oil shale, and solar power. The types of energy-related companies in which the Fund may invest include, but are not limited to, integrated international and domestic oil companies, energy research companies, exploration companies, production companies, service companies, distribution companies, companies involved in the manufacturing and distribution of alternative forms of energy sources, and companies engaged in energy conservation and pollution control.

The Fund's equity investments are made up primarily of common stocks, and may also include preferred stocks and securities that may be converted into or exchanged for common stocks. Up to 50% of the Fund's total assets may be invested in foreign companies. The Fund will maintain a diversified portfolio of investments, but may be more volatile than a fund that invests across many industry sectors.

The Fund's adviser selects stocks based upon its perception of their above-average potential for long-term growth of capital. The Fund has the flexibility to pursue its objective through any type of domestic or foreign security, listed or over the counter, without restriction as to market capitalization. The adviser uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in those types of investments for temporary, defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving its investments.

PRINCIPAL RISKS:

Market Risks. Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time. Since the Fund is normally invested in equity securities, the value of the Fund may go down. Different types of investments shift in and out of favor depending on market and economic conditions. At various times stocks will be more or less favorable than bonds, and small company stocks will be more or less favorable than large company stocks. Because of this, the Fund will perform better or worse than other types of funds depending on what is in favor.

Concentration Risks. The Fund will be highly concentrated in companies engaged in energy-related businesses. Therefore, it may be particularly sensitive to changes in the general stock market and other economic conditions or developments affecting the energy industry. Securities of energy companies may experience greater price volatility than securities of other companies as a result of the volatility of the prices for certain raw materials and the instability of supplies for certain materials. In addition, certain energy-related commodities are subject to limited pricing flexibility because of supply and demand factors. The Fund is therefore likely to be much more volatile than a fund that is exposed to a greater variety of industries, especially over the short term.

International Risks. International investing by the Fund poses additional risks such as currency fluctuations. If a security owned by the Fund is denominated in a foreign currency, the price of that security may go up in the local currency but cause a loss to the Fund when priced in U.S. dollars. International markets, especially in developing countries, are subject to political instability and are not always as liquid as in the U.S., sometimes making it harder to sell a security. In addition, foreign companies may not be subject to comparable accounting, auditing and financial reporting standards as U.S. companies. These risks are inherently passed on to the company's shareholders, including the Fund, and in turn, to the Fund's shareholders.

Fixed Income Risks. Yields and principal values of debt securities (bonds) will fluctuate. Generally, values of debt securities change inversely with interest rates. As interest rates go up, the value of debt securities tend to go down. As a result, the value of the Fund's fixed income investments may go down. Furthermore, these fluctuations tend to increase as a bond's time to maturity increases, so a longer-term bond will decrease more for a given increase in interest rates than a shorter-term bond. The amount of dividends paid by the Fund will vary depending on the amount of income it earns on its investments. It is possible an issuer of a debt security owned by the Fund could default on interest and/or principal payments that are payable to the Fund.

                                    EXHIBIT B

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION


          THIS AGREEMENT AND PLAN OF REORGANIZATION, is made as of the ____ day of _________, 2001, by and between UMB Scout Funds (the "Trust"), a business trust created under the laws of the State of Delaware with its principal place of business at BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108, on behalf of its series, UMB Scout Energy Fund (the "Fund") and UMB Scout Capital Preservation Fund, Inc. (the "Corporation"), a corporation created under the laws of the State of Maryland with its principal place of business also at BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108.

                             PLAN OF REORGANIZATION

          The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of (i) the acquisition by the Trust on behalf of the Fund of all of the property, assets and goodwill of the Corporation in exchange solely for shares of beneficial interest, no par value, of the Fund, and the assumption by the Trust on behalf of the Fund of all of the liabilities of the Corporation; (ii) the distribution of Fund Shares to the shareholders of the Corporation, in accordance with their respective interests in complete liquidation of the Corporation; and (iii) the dissolution of the Corporation as soon as is practicable after the closing (as referenced in Section 3, hereof, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Agreement and Plan of Reorganization ("Agreement") hereinafter set forth.

                                    AGREEMENT

          In order to consummate the Plan of Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

     1.   SALE AND TRANSFER OF ASSETS SUBJECT TO  LIABILITIES,  LIQUIDATION  AND
          ----------------------------------------------------------------------
          DISSOLUTION OF THE CORPORATION
          ------------------------------

          (a) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Trust herein contained, and in consideration of the delivery by the Trust of the number of its shares of beneficial interest of the Fund hereinafter provided, the Corporation agrees that it will sell, convey, transfer and deliver to the Trust, on behalf of the Fund, at the Closing provided for in Section 3, all of the assets subject to all of the liabilities, debts, obligations and duties of any nature, whether accrued, absolute, contingent or otherwise ("Liabilities") and the assets of the Corporation as of the close of business (which hereinafter shall be, unless otherwise noted, the close of business of the New York Stock Exchange, Inc. ("NYSE")) ("Close of Business") on the valuation date (as defined in Section 3 hereof, hereinafter called the "Valuation Date"), free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption and such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), with respect to privately placed or otherwise restricted securities that the Corporation may have acquired in the ordinary course of business), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to pay the Corporation's costs and expenses of carrying out this Agreement (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the books of the Corporation as liability reserves, (2) to discharge all of the Corporation's Liabilities on its books at the Close of Business on the

Valuation Date including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Close of Business on the Valuation Date, and excluding those liabilities and obligations that would otherwise be discharged at a later date in the ordinary course of business, and (3) to pay such contingent liabilities as the directors of the Corporation shall reasonably deem to exist against the Corporation, if any, at the Close of Business on the Valuation Date, for which contingent and other appropriate liability reserves shall be established on the books of the Corporation (hereinafter "Net Assets"). The Corporation shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the Close of Business on the Valuation Date. The Corporation agrees to use commercially reasonable best efforts to identify all of the Corporation's Liabilities prior to the Valuation Date and to discharge all such known Liabilities on or prior to the Valuation Date.

          (b) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Corporation herein contained, and in consideration of such sale, conveyance, transfer, and delivery, the Trust agrees at the Closing to assume the Liabilities, on behalf of the Fund, and to deliver to the Corporation the number of Fund Shares, determined by dividing the net asset value per share of Fund Shares as of the Close of Business on the Valuation Date by the net asset value per share of Corporation Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of the Corporation Shares as of Close of Business on the Valuation Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

          (c) As soon as is practicable following the Closing, the Corporation shall dissolve and distribute pro rata to its shareholders of record as of the Close of Business on the Valuation Date, the shares of beneficial interest of the Fund received by the Corporation pursuant to this Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of the Fund of the type and in the amounts due such shareholders pursuant to this Section 1 based on their respective holdings of shares of the Corporation as of the Close of Business on the Valuation Date. Fractional shares of beneficial interest of the Fund shall be carried to the third decimal place. No certificates representing shares of beneficial interest of the Fund will be issued to shareholders of the Corporation Shares irrespective of whether such shareholders hold their shares in certificated form.

          (d) At the Closing, each shareholder of record of the Corporation as of the record date (the "Distribution Record Date") with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 9(e) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Corporation that such person had on such Distribution Record Date.

     2.   VALUATION
          ---------

          (a) The value of the Corporation's Net Assets to be acquired by the Fund hereunder shall be computed as of Close of Business on the Valuation Date using the valuation procedures set forth in the Corporation's currently effective prospectus and statement of additional information.

          (b) The net asset value of a share of beneficial interest of the Fund shall be determined to the nearest full cent as of the Close of Business on the Valuation Date using the valuation procedures set forth in the Fund's currently effective prospectus and statement of additional information.

          (c) The net asset value of a share of common stock of the Corporation shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the valuation procedures as set forth in the Corporation's currently effective prospectus and statement of additional information.

     3.   CLOSING AND VALUATION DATE
          --------------------------

          The Valuation Date shall be June 29, 2001, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of the Trust, currently the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108 at approximately [9:00 a.m.] Eastern time on the first business day following the Valuation Date. Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Trust or Corporation, accurate appraisal of the value of the net assets of the Corporation or the Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Corporation and the Fund is practicable in the judgment of the Trust and Corporation. The Corporation shall have provided for delivery as of the Closing of those Net Assets of the Corporation to be transferred to the Trust's Custodian, UMB Bank, n.a., Kansas City, Missouri. Also, the Corporation shall deliver at the Closing a list of names and addresses of the shareholders of record of its Corporation Shares, and the number of shares of common stock of such classes owned by each such shareholder all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President to the best of their knowledge and belief. The Trust shall issue and deliver a certificate or certificates evidencing the shares of the Fund to be delivered at the Closing to said transfer agent registered in such manner as the Corporation may request, or provide evidence satisfactory to the Corporation that such shares of beneficial interest of the Fund have been registered in an open account on the books of the Fund in such manner as the Corporation may request.

     4.   REPRESENTATIONS AND WARRANTIES BY THE CORPORATION
          -------------------------------------------------

          The Corporation represents and warrants to the Trust that:

          (a) The Corporation is a corporation created under the laws of the State of Maryland on October 3, 1997, and is validly existing and in good standing under the laws of that State. The Corporation is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to the private offering exemption for the purpose of raising initial capital.

          (b) The Corporation is authorized to issue Ten Million (10,000,000) shares of common stock with a par value of One Dollar ($1.00) per share and an aggregate par value of Ten Million Dollars ($10,000,000). Each outstanding share of the Corporation is duly and validly issued, fully paid, non-assessable and has full voting rights and, except for any such shares sold pursuant to the private offering exemption for purposes of raising initial capital, is fully transferable.

          (c) The financial statements appearing in the Corporation's Annual Report to Shareholders for the fiscal year ended June 30, 2000, audited by Baird, Kurtz & Dobson, copies of which have been delivered to the Trust, fairly present the financial position of the Corporation as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

          (d) The books and records of the Corporation made available to the Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Corporation.

          (e) The statement of assets and liabilities to be furnished by the Corporation as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Fund to be issued pursuant to Section 1 hereof will accurately reflect the Net Assets of the Corporation and outstanding shares of common stock, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

          (f) At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (e) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

          (g) The Corporation has the necessary power and authority to conduct its business as such business is now being conducted.

          (h) The Corporation is not a party to or obligated under any provision of its Articles of Incorporation, By-laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree, which would be violated by its execution or performance under this Agreement and Plan of Reorganization.

          (i) The Corporation has full power and authority to enter into and perform its obligations under this Agreement, subject to approval of the Plan of Reorganization by the Corporation's shareholders. Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Agreement have been duly and validly authorized, executed and delivered by it, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor's rights and to general equity principles.

          (j) The Corporation is not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

          (k)  The   Corporation   does  not  have  any  unamortized  or  unpaid
organizational fees or expenses.

          (l) The Corporation has elected to be treated as a regulated investment company ("RIC") for federal income tax purposes under the Internal Revenue Code of 1986, as amended ("Code"), and has qualified as a RIC for each taxable year since its inception; consummation of the transactions contemplated by this Agreement will not cause it to fail to be so qualified; and the Corporation will qualify as a RIC on the date of the Closing.

     5.   REPRESENTATIONS AND WARRANTIES BY THE TRUST
          -------------------------------------------

          The Trust represents and warrants to the Corporation that:

          (a) The Trust is a business trust created under the laws of the State of Delaware on January 27, 2000, and is validly existing and in good standing under the laws of that State. The Trust, of which the Fund is a diversified separate series of shares, is duly registered under the 1940 Act, as an open-end, management investment company, such registration is in full force and effect as of the date hereof or will be in full force and effect as of the Closing and all of its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to the private offering exemption for the purpose of raising initial capital.

          (b) The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value. Each outstanding share of the Fund is fully paid, non-assessable and has full voting rights and, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, is fully transferable. The shares of beneficial interest of the Fund to be issued pursuant to Section 1 hereof will, upon their issuance, be duly and validly issued and fully paid and non-assessable, fully transferable and have full voting rights.

          (c) At the Closing, shares of beneficial interest of the Fund to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the corresponding shares of common stock of the Corporation are presently eligible for offering to the public, and there is a sufficient number of such shares registered under the 1933 Act, to permit the transfers contemplated by this Agreement to be consummated.

          (d) The statement of assets and liabilities to be furnished by the Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Fund to be issued pursuant to Section 1 hereof will accurately reflect the net assets of the Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

          (e) At the Closing, the Trust will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (d) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

          (f) The Trust has the necessary power and authority to conduct its business as such business is now being conducted.

          (g) The Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement.

          (h) The Trust has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly and validly authorized, executed and delivered by it, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, subject to enforcement to the effect of bankruptcy, insolvency reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

          (i) Neither the Trust nor the Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

          (j) The Trust does not have any unamortized or unpaid organizational fees or expenses.

          (k) The books and records of the Fund made available to the Corporation and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Fund.

          (l) The Fund will, immediately after the Closing, satisfy, and consummation of the transactions contemplated by this Agreement will not cause it to fail to satisfy, for any period, the requirements of the Code relating to qualification as a RIC.

     6.   REPRESENTATIONS AND WARRANTIES BY THE CORPORATION AND THE TRUST
          ---------------------------------------------------------------

          The Corporation and the Trust each represents and warrants to the other that:

          (a) There are no legal, administrative or other proceedings or investigations against it or, to its knowledge, threatened against it that would materially affect its financial condition or its ability to consummate the transactions contemplated by this Agreement. It is not charged with or, to its knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

          (b) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

          (c) It has duly and timely filed all Tax (as defined below) returns and reports (including information returns), which are required to be filed by it, and all such returns and reports accurately state the amount of Tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by it. It has paid or made provision and properly accounted for all Taxes (as defined below) due or properly shown to be due on such returns and reports. The amounts set up as provisions for Taxes in its books and records as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by it for any periods or fiscal years prior to and including the Close of Business on the Valuation Date, including all Taxes imposed before or after the Close of Business on the Valuation Date that are attributable to any such period or fiscal year. No return filed by it is currently being audited by the Internal Revenue Service or by any state or local taxing authority. As used in this Agreement, "Tax" or "Taxes" means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. To its knowledge, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to its assets.

          (d) All information provided to the Corporation by the Trust, and by the Corporation to the Trust, for inclusion in, or transmittal with, the Proxy Statement with respect to this Agreement pursuant to which approval of the Corporation's shareholders will be sought, shall not contain any untrue statement of a material fact, or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          (e) Except in the case of the Corporation with respect to the approval of the Agreement by the Corporation's shareholders, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, or state securities laws or Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

     7.   COVENANTS OF THE CORPORATION
          ----------------------------

          (a)  The  Corporation   covenants  to  operate  the  business  of  the
Corporation as presently conducted between the date hereof and the Closing.

          (b) The Corporation undertakes that it will not acquire the shares of beneficial interest of the Fund for the purpose of making distributions thereof other than to the Corporation's shareholders.

          (c) The Corporation covenants that by the Closing, all of its federal and other Tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

          (d) The Corporation will at the Closing provide the Trust with the following:

                    (1) A statement of the respective tax basis of all investments to be transferred by the Corporation to the Fund, together with shareholder information, including the names, addresses, and taxpayer identification numbers of its shareholders as of the date of the Closing, the number of shares held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices, or records on file with respect to each shareholder.

                    (2) A copy of the shareholder ledger accounts for all of the shareholders of record of the Corporation's shares as of the Close of Business on the Valuation Date, who are to become holders of the Fund as a result of the transfer of assets that is the subject of this Agreement, certified by its transfer agent or its President to the best of their knowledge and belief.

          (e) The Corporation shall supply to the Trust, at the Closing, the statement of the assets and liabilities described in Section 1 of this Agreement in conformity with the requirements described in such Section.

     8.   COVENANTS OF THE TRUST
          ----------------------

          (a) The Trust covenants that the shares of beneficial interest of the Fund to be issued and delivered to the Corporation pursuant to the terms of
Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, duly and validly issued, and fully paid and non-assessable, and no shareholder of the Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

          (b) The Trust covenants to operate the business of the Fund as presently conducted between the date hereof and the Closing.

          (c) The Trust covenants that by the Closing, all of the Fund's federal and other tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

          (d) The Trust shall supply to the Corporation, at the Closing, the statement of assets and liabilities described in Section 1 of this Agreement in conformity with the requirements described in such Section.

     9.   CONDITIONS PRECEDENT TO BE FULFILLED BY THE CORPORATION AND THE TRUST
          ---------------------------------------------------------------------

          The obligations of the Corporation and the Trust to effectuate this Agreement and the Plan of Reorganization hereunder shall be subject to the following respective conditions:

          (a) That (1) all the representations and warranties of the other party contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (2) the other party shall have performed all obligations required by this Agreement to be performed by it at or prior to the Closing; and (3) the other party shall have delivered to such party a certificate signed by the President or Vice President and by the Secretary or equivalent officer to the foregoing effect.

          (b) That the other party shall have delivered to such party a copy of the resolutions approving this Agreement adopted by the other party's Board of Trustees/Directors, certified by the Secretary or equivalent officer.

          (c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially and adversely affect the financial condition of either party or would prohibit the transactions contemplated hereby.

          (d) That this Agreement and the Plan of Reorganization and the transactions contemplated hereby shall have been approved by the appropriate action of the shareholders of the Corporation at an annual or special meeting or any adjournment thereof.

          (e) That the Corporation shall have declared a distribution or distributions prior to the Valuation Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (1) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Close of Business on the Valuation Date, and (2) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning given such term by Section 1222(9) of the Code.

          (f) That prior to or at the Closing, the Corporation and the Trust, if it is determined that the Reorganization should be treated as non-taxable, shall receive an opinion from Stradley, Ronon, Stevens & Young, LLP ("SRSY"), counsel to the Corporation and the Trust, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Agreement and in accordance with customary representations provided by the Corporation and the Trust in certificates delivered to SRSY:

                    (1) The acquisition by the Fund of all of the assets and the assumption of all of the liabilities of the Corporation in exchange solely for shares of beneficial interest in the Fund to be issued pursuant to Section 1 hereof will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Fund and the Corporation will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

                    (2) No gain or loss will be recognized by the Corporation upon the transfer of all of its assets to and the assumption of all of its liabilities by the Corporation in exchange solely for shares of beneficial interest in the Fund (to be issued in accordance with Section 1 hereof) pursuant to Section 361(a) and Section 357(a) of the Code;

                    (3) No gain or loss will be recognized by the Fund upon the receipt by it of all of the assets and the assumption of all of the liabilities of the Corporation in exchange solely for the shares of beneficial interest of the Fund (to be issued in accordance with Section 1 hereof) pursuant to Section 1032(a) of the Code;

                    (4) No gain or loss will be recognized by the Corporation upon the distribution of the shares of beneficial interest of the Fund to its shareholders in complete liquidation of the Corporation under
          Section 361(c)(1) of the Code;

                    (5) The basis of the assets of the Corporation received by the Fund will be the same as the basis of such assets in the hands of the Corporation immediately prior to the date of the Closing pursuant to Section 362(b) of the Code;

                    (6) The holding period of the assets of the Corporation received by the Fund will include the period during which such assets were held by the Corporation pursuant to Section 1223(2) of the Code;

                    (7) No gain or loss will be recognized by the stockholders of the Corporation upon the exchange of their shares in the Corporation for the shares (including fractional shares to which they may be entitled) of beneficial interest in the Fund (to be issued in accordance with Section 1 hereof) pursuant to Section 354(a) of the Code;

                    (8) The basis of the shares of beneficial interest of the Fund received by the stockholders of the Corporation in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will be the same as the basis of the shares in the hands of the Corporation exchanged therefor pursuant to Section 358(a)(1) of the Code;

                    (9) The holding period of the shares of beneficial interest in the Fund received by the stockholders of the Corporation in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will include the holding period of the stock of the Corporation surrendered in exchange therefor, provided that the Corporation shares were held as a capital asset on the date of Closing of the Reorganization pursuant to Section 1223(l) of the Code; and

                    (10) The Fund will succeed to and take into account, as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Treasury ("Treasury Regulations"), the items of the Corporation described in Section

          381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and Treasury Regulations.

          (g) That the Trust shall have received an opinion in form and substance reasonably satisfactory to it from SRSY, counsel to the Corporation and the Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor's rights and to general equity principles:

                    (1) The Corporation was created as a corporation under the laws of the State of Maryland on October 3, 1997, and is validly existing and in good standing under the laws of the State of Maryland;

                    (2) The Corporation is authorized to issue Ten Million (10,000,000) shares of common stock with a par value of One Dollar ($1.00) per share and an aggregate par value of Ten Million Dollars ($10,000,000). Assuming that the initial shares of common stock were issued in accordance with the 1940 Act, and the Articles of Incorporation and By-laws of the Corporation, and that all other such outstanding shares of the Corporation were sold, issued and paid for in accordance with the terms of the Corporation prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, and except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, is fully transferable and has full voting rights;

                    (3) The Corporation is an open-end, investment company of the management type registered as such under the 1940 Act;

                    (4) Except as disclosed in the Corporation's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Corporation, the unfavorable outcome of which would materially and adversely affect the Corporation;

                    (5) To such counsel's knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by Corporation of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Maryland laws (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under state securities laws;

                    (6) Neither the execution, delivery nor performance of this Agreement by the Corporation violates any provision of its Articles of Incorporation, its By-laws, or the provisions of any agreement or other instrument, known to such counsel to which the Corporation is a party or by which the Corporation is otherwise bound; and

                    (7) This Agreement has been duly and validly authorized, executed and delivered by the Corporation and represents the legal, valid and binding obligation of the Corporation and is enforceable against Corporation in accordance with its terms.

          In giving the opinions set forth above, SRSY may state that it is relying on certificates of the officers of the Corporation with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Corporation.

          (h) That the Corporation shall have received an opinion in form and substance reasonably satisfactory to it from SRSY, counsel to the Corporation and the Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor's rights and to general equity principles:

                    (1) The Trust was created as a business trust under the laws of the State of Delaware on January 27, 2000, and is validly existing and in good standing under the laws of the State of Delaware;

                    (2) The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value. Assuming that the initial shares of beneficial interest of the Fund were issued in accordance with the 1940 Act and the Trust's Agreement and Declaration of Trust and By-laws, and that all other such outstanding shares of the Fund were sold, issued and paid for in accordance with the terms of the Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, freely transferable and has full voting rights;

                    (3) The Trust is an open-end investment company of the management type registered as such under the 1940 Act;

                    (4) Except as disclosed in the Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Trust, the unfavorable outcome of which would materially and adversely affect the Trust or the Fund;

                    (5) The shares of beneficial interest of the Fund to be issued pursuant to the terms of Section 1 hereof have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be non-assessable by the Trust or the Fund, and to such counsel's knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof;

                    (6) To such counsel's knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder and such as may be required under state securities laws);

                    (7) Neither the execution, delivery nor performance of this Agreement by the Trust violates any provision of its Agreement and Declaration of Trust, its By-laws, or the provisions of any agreement or other instrument, known to such counsel to which the Trust is a party or by which the Trust is otherwise bound; and

                    (8) This Agreement has been duly and validly authorized, executed and delivered by the Trust and represents the legal, valid and binding obligation of the Trust and is enforceable against the Trust in accordance with its terms.

          In giving the opinions set forth above, SRSY may state that it is relying on certificates of the officers of the Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

          (i) That the Trust's Registration Statement with respect to the shares of beneficial interest of the Fund to be delivered to the Corporation's shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

          (j) That the shares of beneficial interest of the Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by the Trust with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be delivered to each Corporation shareholder.

          (k) That at the Closing, the Corporation transfers to the Fund aggregate Net Assets of the Corporation comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of the Corporation at the close of business on the Valuation Date.

     10.  BROKERAGE FEES AND EXPENSES; OTHER AGREEMENTS
          ---------------------------------------------

          (a) The Corporation and the Trust each represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

          (b) The expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, shall be borne by UMB Bank, n.a., the investment manager for both the Corporation and the Trust.

          (c) Any other provision of this Agreement to the contrary notwithstanding, any liability of the Corporation under this Agreement with respect to any series of the Corporation, or in connection with the transactions contemplated herein with respect to any series of the Corporation, shall be discharged only out of the assets of that series of the Corporation, and no other series of the Corporation shall be liable with respect thereto.

     11.  TERMINATION; WAIVER; ORDER
          --------------------------

          (a) Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Plan of Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Corporation) prior to the Closing as follows:

                    (1) by mutual consent of the Corporation and the Trust;

                    (2)  by  the  Trust  if  any  condition   precedent  to  the
          obligations set forth in Section 9 has not been fulfilled or waived by the Trust; or

                    (3) by the Corporation if any condition precedent to the obligations set forth in Section 9 has not been fulfilled or waived by the Corporation.

          An election by the Corporation or the Trust to terminate this Agreement and to abandon the Plan of Reorganization shall be exercised, respectively, by the Board of Directors of the Corporation or the Board of Trustees of the Trust.

          (b) If the transactions contemplated by this Agreement have not been consummated by September 30, 2001, this Agreement shall automatically terminate on that date, unless a later date is agreed to by both the Corporation and the Trust.

          (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either the Corporation or the Trust or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

          (d) At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either the Corporation or the Trust, respectively (whichever is entitled to the benefit thereof), by action taken by the Board of Directors of the Corporation or the Board of Trustees of the Trust, if, in the judgment of the Board of Directors of the Corporation or the Board of Trustees of the Trust (as the case may be), such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the holders of shares of the Corporation or the Fund, on behalf of which such action is taken.

          (e) The respective representations, warranties and covenants contained in Sections 4-8 hereof shall expire with, and be terminated by, the consummation of the Plan of Reorganization.

          (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of the Corporation or the Board of Trustees of the Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Corporation, unless such further vote is required by applicable law or such terms and conditions shall result in a change in the method of computing the number of shares of beneficial interest of the Fund to be issued to the Corporation in accordance with Section 1 hereof in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Corporation prior to the meeting at which the transactions contemplated by this Agreement shall have been approved, this Agreement shall not be consummated and shall terminate unless the Corporation shall promptly call a special meeting of shareholders of the Corporation at which such conditions so imposed shall be submitted for approval.

     12.  FINAL TAX RETURNS AND FORMS 1099 OF THE CORPORATION
          ---------------------------------------------------

          (a) After the Closing, the Trust on behalf of the Fund shall or shall cause its agents to prepare any federal, state or local Tax returns, including any Forms 1099, required to be filed with respect to the Corporation's final taxable year and for any prior periods or taxable years and shall further cause such Tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

          (b) Notwithstanding the provisions of Section 1 hereof, any expenses allocable to the Corporation (other than for payment of Taxes) in connection with the preparation and filing of said Tax returns and Forms 1099 after the Closing, shall be borne by the Corporation to the extent such expenses have been or should have been accrued by the Corporation in the ordinary course without regard to the Plan of Reorganization contemplated by this Agreement; any excess expenses shall be borne by UMB Bank, n.a. at the time such Tax returns and Forms 1099 are prepared.

     13.  COOPERATION AND EXCHANGE OF INFORMATION
          ---------------------------------------

          The Trust and the Corporation will provide each other and their respective representatives with such cooperation and information as either of them reasonably may request of the other in filing any

Tax returns, amended return or claim for refund, determining a liability for Taxes or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes. Such cooperation and information shall include providing copies of relevant Tax returns or portions thereof, together with accompanying schedules and related work papers and documents relating to rulings or other determinations by taxing authorities. Each party shall make its employees and officers available on a mutually convenient basis to provide explanations of any documents or information provided hereunder to the extent, if any, that such party's employees are familiar with such documents or information. Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters of the Corporation and Fund for its taxable period first ending after the Closing and for all prior taxable periods. Any information obtained under this Section 13 shall be kept confidential except as may be otherwise necessary in connection with the filing of returns or claims for refund.

     14.  ENTIRE AGREEMENT AND AMENDMENTS
          -------------------------------

          This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Agreement may be amended only by mutual consent of the parties in writing. Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

     15.  COUNTERPARTS
          ------------

          This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

     16.  NOTICES
          -------

          Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Corporation or the Trust at BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108,
Attention: Secretary.

     17.  GOVERNING LAW
          -------------

          This Agreement shall be governed by and carried out in accordance with the laws of the State of Delaware.

     18.  EFFECT OF FACSIMILE SIGNATURE
          -----------------------------

          A facsimile signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

          IN WITNESS WHEREOF, the Corporation and the Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.

                                UMB SCOUT CAPITAL PRESERVATION FUND, INC.


                                ________________________________________________
                                By:_____________________________________________

                                Title:__________________________________________


                                UMB SCOUT FUNDS, ON BEHALF OF THE
                                UMB SCOUT ENERGY FUND


                                ________________________________________________
                                By:_____________________________________________

                                Title:__________________________________________

                                   EXHIBIT C

                     COMPARISON OF DELAWARE BUSINESS TRUSTS
                           AND MARYLAND CORPORATIONS

                                   DELAWARE BUSINESS TRUST                          MARYLAND CORPORATION
                                   -----------------------                          --------------------

GOVERNING DOCUMENTS     A Delaware business trust (a "DBT") is          A Maryland corporation (a "corporation") is
                        created by a Certificate of Trust, which        created by filing Articles of Incorporation
                        Certificate must be filed with the Delaware     with the Maryland Department of Assessments
                        Secretary of State.  The law governing DBTs     and Taxation.  The law governing
                        is referred to in this analysis as the          corporations is referred to in this analysis
                        "Delaware Act."                                 as the "Maryland Law."

                        A DBT is an unincorporated association          A corporation is incorporated under the
                        organized under the Delaware Act that           Maryland Law.  A corporation's operations
                        operates similarly to a typical corporation.    are governed by charter documents, which
                        A DBT's operations are governed by its          include its Articles of Incorporation and
                        governing instruments (which may consist of     By-laws, and its business and affairs are
                        one or more instruments, including an           managed by or under the direction of a Board
                        Agreement and Declaration of Trust, and         of Directors.
                        By-laws) and its business and affairs are
                        managed by or under the direction of a Board
                        of Trustees.

                        A DBT organized as an open-end investment       A corporation organized as an open-end
                        company is subject to the Investment Company    investment company is subject to the 1940
                        Act of 1940, as amended (the "1940 Act").       Act.  Stockholders own shares of "common
                        Shareholders of business trusts (sometimes      stock" issued by the corporation, which are
                        referred to as "beneficial owners") own         similar to the shares of "beneficial
                        shares of "beneficial interest," which are      interest" issued by DBTs.
                        similar to the shares of "common stock"
                        issued by corporations.

MULTIPLE SERIES AND     Under the Delaware Act, a Declaration of        The Maryland Law permits a corporation to
CLASSES                 Trust may provide for classes, groups or        issue one or more classes of stock and, if
                        series of shares, or classes, groups or         the stock is divided into classes, the
                        series of shareholders, having such relative    Articles of Incorporation are required to
                        rights, powers and duties as the Declaration    describe each class, including any
                        of Trust may provide.  The series and classes   preferences, conversion or other rights,
                        of a DBT may be described in the DBT's          voting powers, restrictions, limitations as
                        Declaration of Trust or in resolutions          to dividends, qualifications and terms or
                        adopted by the DBT's Board of Trustees.         conditions of redemption among such
                        Additionally, no state filings or shareholder   classes.  The amendments to a corporation's
                        approvals are required to create series or      charter documents that describe a new series
                        classes.  The Directors of UMB Scout Regional   or class, or a change to an existing series

                                      C-1

                                   DELAWARE BUSINESS TRUST                          MARYLAND CORPORATION
                                   -----------------------                          --------------------


                        Fund, Inc. (the "Corporation") have proposed    or class, must be filed with the State of
                        to reorganize the Corporation into a Delaware   Maryland's Department of Assessments and
                        business trust (the "DE Trust").  The           Taxation.  Provided that the charter
                        proposed Agreement and Declaration of Trust     documents contain the proper language, the
                        (the "Declaration of Trust") permits the        Maryland Law allows a fund's Board to
                        creation of multiple series and classes and     classify or reclassify any unissued stock
                        establishes the provisions relating to the DE   from time to time by setting or changing the
                        Trust's shares of beneficial interest.          preferences, conversion or other rights,
                                                                        voting powers, restrictions, limitations as
                                                                        to dividends, qualifications, or terms and
                                                                        conditions of redemption, without
                                                                        stockholder approval, by filing articles
                                                                        supplementary in Maryland.  The
                                                                        corporation's Articles of Incorporation
                                                                        ("Articles of Incorporation") permit the
                                                                        Board to make such classifications and
                                                                        reclassifications of the corporation's
                                                                        unissued stock without stockholder
                                                                        approval.  The Maryland Law also permits a
                                                                        Board of Directors to increase or decrease
                                                                        the aggregate number of shares of stock of
                                                                        the corporation or the number of shares of
                                                                        stock of any class that the corporation has
                                                                        authority to issue without stockholder
                                                                        approval.

LIMITATION OF SERIES    The Delaware Act explicitly provides for a      The Maryland Law does not contain specific
LIABILITY               reciprocal limitation of inter-series           statutory provisions addressing inter-series
                        liability.  Generally, the debts,               liability with respect to a multiple series
                        liabilities, obligations and expenses           investment company; however, if the stock of
                        incurred, contracted for or otherwise           a corporation is divided into classes, the
                        existing with respect to a particular series    Maryland Law requires the corporation's
                        of a multiple series investment company         charter documents to set forth any
                        registered under the 1940 Act are enforceable   preferences or restrictions relating to such
                        only against the assets of such series, and     classes.  The corporation's charter
                        not against the assets of a DBT, or any other   documents are silent with respect to the
                        series, provided that:  (i) the governing       issue of inter-series liability.
                        instruments create one or more series, (ii)
                        the DBT separately maintains the records and
                        the assets of the series; (iii) notice of the
                        limitation of liabilities of the series is
                        set forth in the Certificate of Trust; and
                        (iv) the governing instruments so provide.
                        The Declaration of Trust for the DE Trust
                        specifically limits inter-series liability.

                                      C-2

                                   DELAWARE BUSINESS TRUST                          MARYLAND CORPORATION
                                   -----------------------                          --------------------


SHAREHOLDER VOTING      The Delaware Act provides greater flexibility   Under the Maryland Law, unless the Articles
RIGHTS, QUORUM AND      with regard to shareholder voting rights,       of Incorporation of a corporation provide
PROXY REQUIREMENTS      etc.  The Declaration of Trust provides that    otherwise, or there is another governing
                        thirty-three and one-third percent (33 1/3%)    provision in the Maryland Law, the presence
                        of the shares entitled to vote at any meeting   in person or by proxy of stockholders
                        must be present in person or by proxy to        entitled to cast a majority of all the votes
                        establish a proper quorum for voting            entitled to be cast at the meeting
                        purposes, unless a larger quorum is required    constitutes a quorum.  The Maryland Law
                        by applicable law, by the By-laws of the DE     requires a plurality of all votes cast at a
                        Trust ("By-laws"), or by the Declaration of     meeting at which a quorum is present to
                        Trust.  Further, when a quorum is present, a    elect directors unless the corporation's
                        majority of votes cast shall decide any         Articles of Incorporation require a larger
                        issues, and a plurality shall elect a Trustee   vote.  For most other stockholder votes, the
                        of the DE Trust ("Trustee"), unless a larger    Maryland Law provides that a majority of all
                        vote is required by the governing documents     votes cast at a meeting at which a quorum is
                        or under applicable law.  The effect of the     present is sufficient to approve any matter,
                        quorum and voting provisions is to make it      unless the corporation's Articles of
                        easier for the DE Trust to seek appropriate     Incorporation provide otherwise.  Certain
                        shareholder approvals for many actions not      other matters, such as amendments to the
                        related to regulatory issues without            corporation's Articles of Incorporation,
                        experiencing the added costs or delays of       consolidations, mergers, share exchanges and
                        soliciting additional proxies or votes and      transfers of assets, require the affirmative
                        without being disadvantaged by abstentions or   vote of two-thirds of all votes entitled to
                        broker non-votes.  The Delaware Act also        be cast on the matter for approval of the
                        affords trustees the ability to adapt a DBT     measure.  However, under the Maryland Law,
                        to future contingencies.  For example,          the Articles of Incorporation may include a
                        trustees have the authority to incorporate a    provision that requires less than a
                        DBT, to merge or consolidate a DBT or its       two-thirds vote, provided that the Articles
                        series with another entity, to cause multiple   of Incorporation require at least a majority
                        series of a DBT to become separate trusts, to   vote.  The corporation's Articles of
                        change the state of domicile or to liquidate    Incorporation provide that unless the
                        a DBT, all without having to obtain a           Maryland Law or another provision of the
                        shareholder vote.                               Articles of Incorporation require otherwise,
                                                                        an action, including the election of
                                                                        directors, shall be effective and authorized
                                                                        by the affirmative vote of the holders of a
                                                                        majority of the total number of shares of
                                                                        stock having voting power, except as
                                                                        otherwise provided therein.  An amendment to
                                                                        the Articles of Incorporation requiring a
                                                                        stockholder vote also is not valid unless it
                                                                        has been authorized by a majority of the
                                                                        shares having voting power.

                                      C-3

                                   DELAWARE BUSINESS TRUST                          MARYLAND CORPORATION
                                   -----------------------                          --------------------


                        The Declaration of Trust provides that all      Pursuant to the Maryland Law, unless a
                        shares of the Trust entitled to vote on a       corporation's charter provides for a greater
                        matter shall vote separately by series, and     or lesser number of votes per share, or
                        if applicable, by class.  Shareholders are      limits or denies voting rights, each
                        entitled to whole and fractional votes for      outstanding share of stock is entitled to
                        each whole and fractional share owned.          one vote on each matter submitted to a vote
                                                                        at a meeting of stockholders.  The Articles
                                                                        of Incorporation provide that the holder of
                                                                        each share of stock is entitled to whole and
                                                                        fractional votes for each whole and
                                                                        fractional share owned, irrespective of the
                                                                        class.

                        The Delaware Act and the By-laws both permit    The Maryland Law provides for stockholders
                        the DE Trust to accept proxies by any           to authorize another person to act as proxy
                        electronic, telephonic, computerized,           by providing such authorization by telegram,
                        telecommunications or other reasonable          cablegram, datagram, electronic mail, or any
                        alternative to the execution of a written       other electronic or telephonic means.  In
                        instrument authorizing the proxy to act,        addition, a copy, facsimile
                        provided that such authorization is received    telecommunication or other reliable
                        within eleven (11) months before the            reproduction of the writing or transmission
                        meeting.  This flexibility may facilitate       authorized may be substituted for the
                        proxy solicitations and result in savings to    original writing or transmission for any
                        the DE Trust.                                   purpose for which the original writing or
                                                                        transmission could be used.  The
                                                                        authorization must be received within eleven
                                                                        (11) months before the stockholder meeting.

                                      C-4

                                   DELAWARE BUSINESS TRUST                          MARYLAND CORPORATION
                                   -----------------------                          --------------------

SHAREHOLDERS' MEETINGS  The Delaware Act permits special shareholder    The Maryland Law requires corporations
                        meetings to be called for any purpose.          operating as registered investment companies
                        However, the governing instruments determine    to hold stockholder meetings when required
                        shareholders' rights to call meetings.  The     to do so under the 1940 Act.  Under Maryland
                        Declaration of Trust provides that the Board    Law, a special meeting of stockholders may
                        of Trustees may call shareholder meetings for   be called by the president, the Board of
                        the purpose of:  (i) electing Trustees, (ii)    Directors, or any other person specified in
                        for such other purposes as may be prescribed    the Articles of Incorporation or By-laws.
                        by law, the Declaration of Trust or the         The Maryland Law also provides that a
                        By-laws, and (iii) taking action upon any       special meeting shall be called by the
                        other matter deemed by the Trustees to be       secretary of the corporation upon written
                        necessary or desirable.  The By-laws further    request of the stockholders entitled to cast
                        provide that a shareholder meeting may be       at least twenty-five percent (25%) of all of
                        called at any time by the Board of Trustees,    the votes entitled to be cast at the
                        by the Chairperson of the Board, or by the      meeting, unless the corporation's Articles
                        President, for the purpose of electing          of Incorporation require a greater or lesser
                        Trustees or for the purpose of taking action    percentage.  The corporation's By-laws
                        upon any other matter deemed by the Board to    provide that a special meeting may be called
                        be necessary or desirable.  An annual           by the president, a majority of the Board of
                        shareholders' meeting is not required by the    Directors, or at the request in writing of
                        Delaware Act, the Declaration of Trust, or      stockholders entitled to cast at least 10%
                        the By-laws.                                    of the votes entitled to be cast at the
                                                                        special meeting.

AMENDMENTS TO           The Delaware Act provides broad flexibility     Under the Maryland Law, the Articles of
GOVERNING DOCUMENTS     with respect to amending the governing          Incorporation of a corporation may be
                        documents of a DBT.  The Declaration of Trust   amended only:  (i) upon adoption of a
                        provides that the Declaration of Trust may be   resolution by the directors which sets forth
                        restated and/or amended at any time by an       the proposed amendment; and (ii) if shares
                        instrument in writing signed by a majority of   are outstanding, approval of the proposed
                        the then Trustees, and if required, by          amendment by the affirmative vote of
                        approval of such amendment by shareholders.     two-thirds of all votes entitled to be cast,
                                                                        unless the charter provides that a
                                                                        requirement of a majority of such votes is
                                                                        permissible.  The Articles of Incorporation
                                                                        provide the Articles may be amended by a
                                                                        majority of the shares having voting power.


                                      C-5

                                   DELAWARE BUSINESS TRUST                          MARYLAND CORPORATION
                                   -----------------------                          --------------------

                        The Declaration of Trust also provides that     The Maryland Law does permit an investment
                        the Trustees shall have the power to amend      company to amend its charter documents
                        the Declaration of Trust without shareholder    without stockholder approval in order:  to
                        approval so as to add to, delete, replace or    change its corporate name; to change the
                        otherwise modify any provisions relating to     name or other designation or the par value
                        the DE Trust's shares of beneficial interest    of any of its classes or series; to classify
                        contained in the Declaration of Trust.  If      or reclassify any of its unissued stock; to
                        shares have been issued, shareholder approval   allocate or re-allocate authorized but
                        is required to adopt any amendments to the      unissued shares; or to increase or decrease
                        Declaration of Trust which would adversely      the aggregate number of shares that the
                        affect, to a material degree, the rights and    corporation has authority to issue.  Under
                        preferences of the shares of any series or      the Maryland Law, a corporation must file
                        class.  Unlike the Maryland Law, the Delaware   articles of amendment or articles
                        Act does not require any state filings for      supplementary, as appropriate, with the
                        amendments to be made to a DBT's governing      Maryland State Department of Assessments and
                        instruments.                                    Taxation

                        The Declaration of Trust provides that the      The Maryland Law provides that, after the
                        Trustees may amend and repeal the By-laws.      organizational meeting of the Board of
                        The By-laws of the DE Trust provide that the    Directors, the power to adopt, alter or
                        By-laws may be restated and/or amended at any   repeal the By-laws is vested in the
                        time, without the approval of shareholders,     stockholders, except to the extent that the
                        by an instrument in writing signed by, or a     articles of incorporation or By-laws vest
                        resolution of, a majority of the Board of       such powers in the board of directors.
                        Trustees.                                       Consistent with the Maryland Law, the
                                                                        Articles of Incorporation and the
                                                                        corporation's By-laws provide that they may
                                                                        be amended, adopted or repealed by the
                                                                        affirmative vote of the holders of a
                                                                        majority of the total number of shares
                                                                        outstanding and entitled to vote thereon, or
                                                                        by a majority vote of the Board of
                                                                        Directors, as the case may be.

RECORD DATE/NOTICE      The Delaware Act permits a governing            The Maryland Law contains specific
                        instrument to provide for the establishment     provisions by which a corporation may
                        of record dates for determining voting rights.  determine which stockholders are entitled to notice of a meeting, to vote at a meeting,
                                                                        or to any other rights.
                                      C-6

                                   DELAWARE BUSINESS TRUST                          MARYLAND CORPORATION
                                   -----------------------                          --------------------


                        The Declaration of Trust provides that the      The Maryland Law requires that the record
                        Board of Trustees may fix in advance a record   date be not more than ninety (90) days and
                        date which shall not be more than one hundred   not less than ten (10) days before the date
                        eighty (180) days, nor less than seven (7)      on which the action requiring determination
                        days, before the date of any such meeting.      will be taken.  The Maryland Law also
                                                                        provides that a corporation give
                                                                        stockholders notice not less than ten (10)
                                                                        days nor more than ninety (90) days before
                                                                        the meeting.

                        The By-laws provide that all notices of         The corporation's By-laws mirror the
                        shareholder meetings shall be sent or           Maryland Law with respect to setting the
                        otherwise given to shareholders not more than   record date and providing notice for a
                        seventy-five (75) days and not less than        stockholder meeting.
                        seven (7) days before the date of the meeting.

REMOVAL OF TRUSTEES/    The Delaware Act is silent with respect to      Under the Maryland Law, a director may be
DIRECTORS               the removal of trustees.  However, the          removed with or without cause by the
                        Declaration of Trust states that the Board of   affirmative vote of at least a majority of
                        Trustees, by action of a majority of the then   all the votes entitled to be cast for
                        Trustees at a duly constituted meeting, may     election of directors.  The corporation's
                        fill vacancies in the Board of Trustees or      By-laws provide that directors may be
                        remove Trustees with or without cause.          removed with or without cause by the
                        Further, the Declaration of Trust states that   affirmative vote of a majority of all the
                        shareholders shall have the power to remove a   votes entitled to be cast for the election
                        Trustee only to the extent provided by the      of directors.
                        1940 Act and the rules and regulations
                        thereunder.

                                      C-7

                                   DELAWARE BUSINESS TRUST                          MARYLAND CORPORATION
                                   -----------------------                          --------------------

SHAREHOLDER RIGHTS OF   The Delaware Act sets forth the rights of       Like the Delaware Act, the Maryland Law
INSPECTION              shareholders to gain access to and receive      permits stockholders to make reasonable
                        copies of certain DBT documents and records     demands to gain access to and receive copies
                        upon written request by the shareholders.       of certain corporate documents and records.
                        These rights are qualified by the extent        Specifically, a stockholder may inspect and
                        otherwise provided in the governing             copy, during usual business hours, the
                        instruments of the DBT, as well as a            corporation's By-laws; minutes of the
                        reasonable demand standard related to the       proceedings of stockholders; annual
                        shareholder's interest as a shareholder of      statements of affairs; and voting trust
                        the DBT.  Consistent with the Delaware Act,     agreements.  In addition, stockholders
                        the By-laws provide that a shareholder shall    representing at least 5% of the outstanding
                        have the right to inspect and copy the          shares of any class may, upon written
                        minutes and accounting books and records of     request, inspect and copy the corporation's
                        the DE Trust upon written demand at any         books of accounts and its stock ledgers and
                        reasonable time during usual business hours     request a statement of its affairs.  The
                        for a purpose reasonably related to the         Articles of Incorporation provide that
                        shareholder's interest as a shareholder.        stockholders only have the inspection rights
                        Shareholders are also permitted to inspect      required by law or authorized by resolution
                        the By-laws during normal business hours.       of the Board or stockholders.

SHAREHOLDER LIABILITY   Personal liability is limited by the Delaware   As a general matter, the stockholders of a
                        Act to the amount of investment in a DBT, and   Maryland corporation are not liable for the
                        may be further limited or restricted by the     obligations of the corporation.  The
                        governing instrument.  Shareholders of a DBT    liability of stockholders is limited to the
                        are entitled to the same limitation of          consideration, if applicable, that the
                        personal liability extended to shareholders     stockholders are obligated to pay for the
                        of a private corporation organized for profit   stock.  There is no provision in the
                        under the general corporation law of the        Articles of Incorporation varying this
                        State of Delaware.  The Declaration of Trust    protection.  A stockholder of a Maryland
                        specifically limits the personal liability of   corporation may be liable in the amount of
                        shareholders.                                   any distribution he or she accepts knowing
                                                                        that the distribution was made in violation
                                                                        of the corporation's Articles of
                                                                        Incorporation or the Maryland Law.

                                      C-8

                                   DELAWARE BUSINESS TRUST                          MARYLAND CORPORATION
                                   -----------------------                          --------------------


TRUSTEE/DIRECTOR        Subject to a DBT's Declaration of Trust, the    The Maryland Law requires a director to
LIABILITY               Delaware Act provides that a trustee, when      perform his or her duties in good faith, in
                        acting in such capacity, may not be held        a manner he or she reasonably believes to be
                        personally liable to any person other than a    in the best interests of the corporation and
                        DBT or a shareholder for any act, omission or   with the care that an ordinarily prudent
                        obligation of the DBT or any trustee.  A        person in a like position would use under
                        trustee's duties and liabilities to the DBT     similar circumstances.  A director who
                        and its shareholders may be expanded or         performs his or her duties in accordance
                        restricted by the provisions of the             with this standard has no liability by
                        declaration of trust.  The Declaration of       reason of being or having been a director.
                        Trust shields trustees from liability for the   Under the Maryland Law, a corporation may
                        acts or omissions of any officer, agent,        include in its charter a provision limiting
                        employee, manager or principal underwriter or   liability for money damages of its directors
                        other trustee.  Trustees and officers of the    to the corporation or its shareholders.
                        DE Trust may be held liable to the DE Trust     However, liability may not be limited when a
                        and any shareholder for willful misfeasance,    director has received an improper benefit or
                        bad faith, gross negligence or reckless         profit in money, property or services or
                        disregard of the duties involved in the         where a director has been actively and
                        conduct of their office as a trustee or         deliberately dishonest.
                        officer, but may not be held liable for
                        errors of judgment or mistakes of fact or law.

                                      C-9

                                   DELAWARE BUSINESS TRUST                          MARYLAND CORPORATION
                                   -----------------------                          --------------------


INDEMNIFICATION         The Delaware Act permits a DBT to indemnify     There is no provision in the Maryland Law
                        and hold harmless any trustee, shareholder or   relating to indemnification of
                        agent from and against any and all claims and   stockholders.  The Articles of Incorporation
                        demands.  Consistent with the Delaware Act,     and the corporation's By-laws are also
                        the Declaration of Trust provides for the       silent with respect to this issue.  The
                        indemnification of officers and trustees from   Maryland Law provides a comprehensive
                        and against any and all claims and demands      statutory framework relating to the
                        arising out of or related to the performance    indemnification of directors and officers.
                        of their duties as an officer or trustee.       Under the Maryland Law, a director or
                        The DE Trust will not indemnify, hold           officer who is threatened or made a party to
                        harmless or relieve a trustee from liability    a proceeding, may be indemnified against
                        when the trustee did not act in good faith in   judgments, penalties, fines, settlements and
                        reasonable belief that his or her action was    reasonable expenses.  Indemnification will
                        in, or not opposed to, the best interests of    not be permitted if the act or omission of
                        the Trust; or had acted with willful            the director or officer:  (i) was material
                        misfeasance, bad faith, gross negligence or     to the matter giving rise to the proceeding
                        reckless disregard of his or her duties; and    and was committed in bad faith, or was the
                        for a criminal proceeding, had reasonable       result of active and deliberate dishonesty;
                        cause to believe his or her conduct was         (ii) resulted in an improper benefit to the
                        unlawful.                                       individual; or (iii) if the director or
                                                                        officer had reasonable cause to believe that
                                                                        the act or omission was unlawful.  However,
                                                                        if the proceeding was one by or in the right
                                                                        of the corporation, indemnification may not
                                                                        be made in respect of any proceeding in
                                                                        which the director shall have been adjudged
                                                                        to be liable to the corporation.

                        The Declaration of Trust also provides that     The corporation's charter documents provide
                        any shareholder or former shareholder that is   for the indemnification of directors and
                        exposed to liability by reason of a claim or    officers to the maximum extent provided by
                        demand related to such person having been a     applicable law, provided that no director or
                        shareholder, and not because of his or her      officer of the corporation shall be
                        acts or omissions, shall be entitled to be      indemnified against any liability to the
                        held harmless and indemnified out of the        corporation or its stockholders to which he
                        assets of the DE Trust.                         would otherwise be subject by reason of
                                                                        willful misfeasance, bad faith, gross
                                                                        negligence or reckless disregard of the
                                                                        duties involved in the conduct of his office.

                                      C-10

                                   DELAWARE BUSINESS TRUST                          MARYLAND CORPORATION
                                   -----------------------                          --------------------


INSURANCE               The Delaware Act does not contain a provision   Under the Maryland Law, a corporation may
                        specifically related to insurance.  The         purchase insurance on behalf of any
                        Declaration of Trust provides that the          director, officer or employee against any
                        trustees and officers shall be entitled and     liability asserted against and incurred by
                        empowered to the fullest extent permitted by    such person in any such capacity or arising
                        law to purchase insurance with the DE Trust's   out of such person's position, whether or
                        assets for liability and for all expenses       not the corporation would have the power to
                        reasonably incurred or paid or expected to be   indemnify such person against such
                        paid by a trustee or officer in connection      liability.  The corporation's Articles of
                        with any claim or proceeding in which he or     Incorporation permit the purchase of such
                        she becomes involved by virtue of his or her    insurance for Directors, officers and agents.
                        capacity (or former capacity) with the DE
                        Trust, whether or not the DE Trust would have
                        the power to indemnify against such liability.

                                      C-11

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                 PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!



           Please fold and detach card at perforation before mailing.


PROXY                                                                     PROXY
                         SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                    UMB SCOUT CAPITAL PRESERVATION FUND, INC.
                                  May 30, 2001

The undersigned hereby revokes all previous proxies for his or her shares and appoints William C. Tempel and William B. Greiner, and each of them, proxies of the undersigned with full power of substitution to vote all shares of UMB Scout Capital Preservation Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of the UMB Scout Funds at 1010 Grand Boulevard, Kansas City, Missouri 64106 at 10:00 a.m. Central time on May 30, 2001, including any adjournments thereof, upon such business as may properly be brought before the Meeting.

                   IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.


                              NOTE: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.


                              __________________________________________________
                              Signature



                              __________________________________________________
                              Date





              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY
                           (Please see reverse side.)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT





          PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.
                   NO POSTAGE REQUIRED IF MAILED IN THE U.S.

           Please fold and detach card at perforation before mailing.


This proxy is solicited on behalf of the Board of Directors of UMB Scout Capital Preservation Fund, Inc. (the "Fund"). It will be voted as specified. If no specification is made, this proxy shall be voted in favor of Proposals 1, 2 and
3. If any other matters properly come before the Meeting about which the proxyholders were not aware prior to the time of the solicitation, authorization is given the proxyholders to vote in accordance with the views of management on such matters. Management is not aware of any such matters.



            THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR
                           OF PROPOSALS 1 THROUGH 3.



1.   To approve a change in the Fund's  investment  policies  to provide that the Fund will normally  invest at least 80% of
     its assets in equity  securities  of companies  principally        FOR             AGAINST           ABSTAIN
     engaged in energy-related businesses.

2.   To  approve  the  reclassification  of the  Fund's  general investment  policies as non-fundamental  policies,  so that
     they can be modified  by the Board in the future  without a        FOR             AGAINST           ABSTAIN
     shareholder vote.

3.   To approve the  reorganization  of the Fund from a Maryland        FOR             AGAINST           ABSTAIN
     corporation to a series of a Delaware business trust.




              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY
              ---------